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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report: (Date of earliest event reported)

                                November 15, 2000


                              GOVERNMENT TRUSTS 3-C
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Illinois
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        33-30048                                               36-6193824
------------------------                                 -----------------------
(Commission File Number)                                 (IRS Employer I.D. No.)

          Bank One Trust Company, NA (formerly The First National Bank of Chicago), Trustee
               9th Floor, Suite IL 1-0126, Chicago, Illinois 60670
               ---------------------------------------------------
               (Address of principal executive offices (Zip Code)


       Registrant's telephone number, including area code: (312) 407-2797

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Item 5.   Other Events

Attached hereto as Exhibit A are copies of the reports to holders of Government Trust Certificates Class 3-C, dated November 15, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bank One Trust Company, NA (formerly The First National Bank of Chicago) has duly caused this report to be signed for the registrant Trust by a duly authorized signatory of the Trustee.

                                       GOVERNMENT TRUST CERTIFICATES


                                            By: Bank One Trust Company, NA
                                                --------------------------
                                                (formerly The First National
                                                Bank of Chicago)
                                                Not in its individual capacity
                                                but solely as Trustee on behalf
                                                of the Trusts 3-C.


                                       By: /s/ Joan E. Blume
                                           -------------------------------------
                                               Joan E. Blume
                                               Trust Officer

Date: as of November 15, 2000

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                                                               November 15, 2000


To The Holders of
Government Trust Certificates
Zero Coupon Class 3-C

In accordance with Section 4.1 of the Declaration of Trust ("Trust"), Bank One Trust Company, NA (successor in interest to The First National Bank of Chicago), as Trustee and not in its individual capacity ("Trustee"), hereby provides the holders of the above-mentioned certificates this Semi-annual Report relating to the November 15, 2000 Certificate Payment Date.

Any capitalized terms used herein shall have the meaning assigned to them in the Trust.

1.   The aggregate dollar amount distributed to holders of Class 3-C
     Certificates: $13,923,693.28.

2. The Principal Balance of the Class 3-C Note after the November 3, 2000 Note Payment Date: $302,435,945.82.

3.   The Deficient amount of the Note Payment: $-0-

Neither a delinquency in payment under any of the Notes nor an Event of Default has occurred and is continuing.

I, Joan E. Blume, a Responsible Officer of the Trustee, to the best of my knowledge and belief, certify that this Semi-annual Report is complete and accurate.


                                       /s/ Joan E. Blume
                                       -----------------------------------------
                                           Joan E. Blume
                                           Trust Officer

                                       For Bank One Trust Company, NA
                                       (successor in interest to The First
                                       National Bank of Chicago), as Trustee and not in its individual capacity.